THE MILESTONE PORTFOLIOS

TREASURY OBLIGATIONS PORTFOLIO

Supplement dated August 4, 2011 to the prospectus dated March 30, 2011.

This supplement contains important information and should be read in conjunction with the prospectus of the Treasury Obligations Portfolio (the “Portfolio”).

Investment Adviser for the Treasury Obligations Portfolio

At its meeting on August 3, 2011, the Board of Trustees of the Portfolio unanimously voted to terminate the investment advisory agreement between The Milestone Portfolios (the “Trust”), on behalf of the Portfolio, and Milestone Capital Management, LLC (“Milestone”).

At the same meeting, the Board approved an interim advisory agreement with CLS Investments, LLC (“CLS”), (the “Interim Agreement”), a wholly owned subsidiary of NorthStar Financial Services Group, LLC.  Under the Interim Agreement, CLS will provide investment advisory services to the Portfolio for the same fee the Portfolio was obligated to pay under its agreement with Milestone and under terms that are materially identical to the agreement with Milestone, except:

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the term of the Interim Agreement is the earlier of 150 days from August 4, 2011 or the date upon which the Portfolio’s shareholders approve a long-term advisory agreement between the Trust, on behalf of the Portfolio, and CLS;

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the Board, or a majority of the Portfolio’s outstanding voting securities, may terminate the Interim Agreement at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice;

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the compensation earned under the Interim Agreement will be held in an interest-bearing escrow account with the Portfolio’s custodian or a bank until such time as the Portfolio’s shareholders either approve or reject a long-term advisory agreement;

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if the shareholders approve a long-term advisory agreement with CLS, then CLS will be entitled to receive the full amount held in the escrow account; and

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if the shareholders do not approve a long-term advisory agreement with CLS, then CLS will be entitled to receive out of the escrow account the lesser of (i) any costs incurred in performing the Interim Agreement (plus interest earned on that amount while in escrow), or (ii) the total amount in the escrow account (plus interest earned).

At the meeting, the Board also considered, approved and recommended to shareholders a long-term advisory agreement with CLS to provide investment advisory services to the Portfolio for the same fee Milestone was entitled to receive. (the “Final Agreement”).  The Final Agreement will become effective upon approval by shareholders.

The portfolio management team that managed the Portfolio’s investments under the advisory agreement with Milestone will continue to manage the investment program under the Interim Agreement and, if approved by shareholders, under the Final Agreement.

Reorganization of the Treasury Obligations Portfolio

At the August 3, 2011 meeting, the Board approved the merger of the Portfolio with the Milestone Treasury Obligations Portfolio (the “Acquiring Fund”), a newly organized series of the AdvisorOne Funds, in a tax-free reorganization, subject to shareholder approval.

Specifically, the Board approved a proposal to transfer all of the Portfolio’s assets and liabilities to the Acquiring Fund, in exchange for shares of Acquiring Fund.  If the Portfolio’s shareholders approve the proposal, they will receive shares of the Acquiring Fund, the total value of which will be equal to the total value of their shares of the Portfolio on the date of the merger, after which the Portfolio will cease operations.  Under the terms of the proposal, shareholders of the Portfolio would become shareholders of the Acquiring Fund.  No sales charges or redemption fees would be imposed on the proposed transfer.  The Portfolio expects to obtain an opinion of counsel that the transaction will not result in gain or loss to Portfolio shareholders for federal income tax purposes.

On or about October 27, 2011, the Portfolio expects to convene a special meeting of the Portfolio’s shareholders.  The record date for those shareholders entitled to notice of and to vote at the special meeting is expected to be on or about September 20, 2011.  If the Portfolio’s shareholders approve the proposed merger, the Portfolio anticipates that the merger will take place soon after that meeting.  The Portfolio’s shareholders will be sent more information about the proposed merger in proxy solicitation materials expected to be mailed on or about September 26, 2011.

Until the merger is completed, shares of the Portfolio will continue to be sold and reinvestment of dividends and distributions into shares of the Portfolio will continue, unless the shareholder has elected to receive dividends and distributions in cash.  Shares purchased after the record date set for the special meeting of shareholders will not have the right to vote at the special meeting.

The Portfolio’s shareholders also may continue to redeem their Portfolio shares, as described in the Prospectus, before the closing of the proposed merger.

Please insert this Supplement in the front of your Prospectus.  If you would like to obtain more information, please call the Portfolio at (800) 941-MILE.

THE MILESTONE FUNDS

TREASURY OBLIGATIONS PORTFOLIO

Supplement dated August 4, 2011 to the Statement of Additional Information dated March 30, 2011.

This supplement contains important information and should be read in conjunction with the Statement of Additional Information of the Treasury Obligations Portfolio (the “Fund”).

The following paragraphs are inserted immediately after the section entitled “INVESTMENT ADVISER” which begins on page 8, and replace the first two paragraphs of such section:

CLS Investments, LLC (“CLS”), a wholly owned subsidiary of NorthStar Financial Services Group, LLC, serves as the investment adviser to the Portfolio pursuant to an interim advisory agreement (the “Interim Agreement”).  The interim advisory agreement was approved by the Board at its meeting on August 3, 2011.

Under the Interim Agreement, CLS will provide investment advisory services to the Portfolio for the same fee the Portfolio was obligated to pay under its agreement with Milestone and under terms that are materially identical to the agreement with Milestone, except: (i) the term of the Interim Agreement is the earlier of 150 days from August 4, 2011 or the date upon which the Portfolio’s shareholders approve a long-term advisory agreement between the Trust, on behalf of the Portfolio, and CLS; (ii) the Board, or a majority of the Portfolio’s outstanding voting securities, may terminate the Interim Agreement at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice; (iii) the compensation earned under the Interim Agreement will be held in an interest-bearing escrow account with the Portfolio’s custodian or a bank until such time as the Portfolio’s shareholders either approve or reject a long-term advisory agreement; (iv) if the shareholders approve a long-term advisory agreement with CLS, then CLS will be entitled to receive the full amount held in the escrow account; and (v) if the shareholders do not approve a long-term advisory agreement with CLS, then CLS will be entitled to receive out of the escrow account the lesser of (i) any costs incurred in performing the Interim Agreement (plus interest earned on that amount while in escrow), or (ii) the total amount in the escrow account (plus interest earned).

The portfolio management team that managed the Portfolio’s investments under the advisory agreement with Milestone will continue to manage it’s investment program under the Interim Agreement.

If you would like to obtain more information, please call the Fund at (800) 941-MILE.